Stock Compensation Plans And Other Employee Benefit Plans	12 Months Ended
Dec. 31, 2011
Stock Compensation Plans And Other Employee Benefit Plans [Abstract]
Stock Compensation Plans And Other Employee Benefit Plans

(19) Stock Compensation Plans and Other Employee Benefit Plans

Stock Incentive Plan

The 2007 Stock Incentive Plan ("the 2007 Plan"), which was approved by the Company's shareholders in January 2007, permits the grant of incentive stock options, nonqualified stock options, rights and restricted stock, as well as the conversion of outstanding options of acquired companies to Wintrust options. The 2007 Plan initially provided for the issuance of up to 500,000 shares of common stock. In May 2009 and May 2011, the Company's shareholders approved an additional 325,000 shares and 2,860,000 shares, respectively, of common stock that may be offered under the 2007 Plan. All grants made after 2006 have been made pursuant to the 2007 Plan, and as of December 31, 2011, 2,253,036 shares were available for future grants. The 2007 Plan replaced the Wintrust Financial Corporation 1997 Stock Incentive Plan ("the 1997 Plan") which had substantially similar terms. The 2007 Plan and the 1997 Plan are collectively referred to as "the Plans." The Plans cover substantially all employees of Wintrust.

The Company historically awarded stock-based compensation in the form of nonqualified stock options and time-vested restricted share awards ("restricted shares".) In general, the grants of options provide for the purchase shares of Wintrust's common stock at the fair market value of the stock on the date the options are granted. Options under the 2007 Plan generally vest ratably over a five-year period and have a maximum term of seven years from the date of grant. Stock options granted under the 1997 Plan provided for a maximum term of ten years. Restricted shares entitle the holders to receive, at no cost, shares of the Company's common stock. Restricted shares generally vest over periods of one to five years from the date of grant.

In August 2011, awards were granted to key employees under a Long-Term Incentive Program ("LTIP") administered under the 2007

Plan. The LTIP was designed in part to align the interests of management with the interests of shareholders, foster retention, create a long-term focus based on sustainable results and provide participants a target long-term incentive opportunity. The target awards include three components – time vested nonqualified stock options, performance-vested stock awards and performance-vested cash awards. Stock options granted under the LTIP have a 7-year term and will generally vest equally over three years based on continued service, and the performance stock awards and performance cash awards are measured based on the achievement of pre-established targets at the end of the performance period. The actual performance-based award payouts will vary based on the achievement of the pre-established targets and can range from 0% to 200% of the target award. The first grant of these awards was made in August 2011 and has a final vesting date and a performance measurement date of December 31, 2013, resulting in an initial period of less than three years. It is anticipated that awards will be granted annually with a new three year performance cycle beginning each year.

Holders of restricted share awards and performance-vested stock awards are not entitled to vote or receive cash dividends (or cash payments equal to the cash dividends) on the underlying common shares until the awards are vested. Except in limited circumstances, these awards are canceled upon termination of employment without any payment of consideration by the Company.

The Compensation Committee of the Board of Directors administers all stock-based compensation programs and authorizes all awards granted pursuant to the Plans.

Stock-based compensation is measured as the fair value of an award on the date of grant, and the measured cost is recognized over the period which the recipient is required to provide service in exchange for the award. Performance-vested stock awards are measured based on the expected achievement of pre-established targets at the end of the performance period. The fair values of restricted shares and performance-vested stock awards are determined based on the average of the high and low trading prices on the grant date, and the fair value of stock options is estimated using a Black-Scholes option-pricing model that utilizes the assumptions outlined in the following table. Option-pricing models require the input of highly subjective assumptions and are sensitive to changes in the option's expected life and the price volatility of the underlying stock, which can materially affect the fair value estimate. Expected life has been based on historical exercise and termination behavior as well as the term of the option, but the expected life of the options granted pursuant to the LTIP awards was based on the safe harbor rule of the SEC Staff Accounting Bulletin No. 107 "Share-Based Payment" as the Company believes historical exercise data may not provide a reasonable basis to estimate the expected term of these options. Expected stock price volatility is based on historical volatility of the Company's common stock, which correlates with the expected life of the options, and the risk-free interest rate is based on comparable U.S. Treasury rates. Management reviews and adjusts the assumptions used to calculate the fair value of an option on a periodic basis to better reflect expected trends. The following table presents the weighted average assumptions used to determine the fair value of options granted in the years ending December 31, 2011, 2010 and 2009:

	2011	2010	2009
Expected dividend yield	0.5%	0.5%	1.7%
Expected volatility	61.8%	48.5%	46.3%
Risk-free rate	1.0%	2.5%	2.5%
Expected option life (in years)	4.4	6.2	5.9

Stock based compensation is recognized based on the number of awards that are ultimately expected to vest. Forfeitures are estimated based on historical forfeiture experience. For performance-vested stock awards, an estimate is made of the number of shares expected to vest as a result of actual performance against the performance criteria to determine the amount of compensation expense to be recognized. The estimate is reevaluated quarterly and total compensation expense is adjusted for any change in the current period.

Stock-based compensation expense recognized in the Consolidated Statements of Income was $5.6 million, $4.4 million and $6.7 million and the related tax benefits were $2.2 million, $1.7 million and $2.6 million in 2011, 2010 and 2009, respectively.

A summary of the Plans' stock option activity for the years ended December 31, 2011, 2010 and 2009 is as follows:

Stock Options	Common Shares	Weighted Average Strike Price	Remaining Contractual Term (1)	Intrinsic Value (2) ($000)
Outstanding at January 1, 2009	2,388,174	$35.61
Granted	54,500	20.72
Exercised	(213,012)	11.84
Forfeited or canceled	(73,453)	34.57

Outstanding at December 31, 2009	2,156,209	$37.61	3.9	$8,959

Exercisable at December 31, 2009	1,842,508	$37.15	3.7	$8,382

Outstanding at January 1, 2010	2,156,209	$37.61
Granted	86,865	33.63
Exercised	(159,637)	14.95
Forfeited or canceled	(42,736)	51.46

Outstanding at December 31, 2010	2,040,701	$38.92	3.3	$8,028

Exercisable at December 31, 2010	1,803,298	$39.63	3.0	$7,368

Outstanding at January 1, 2011	2,040,701	$38.92
Granted	221,003	33.15
Exercised	(85,706)	17.20
Forfeited or canceled	(111,464)	46.01

Outstanding at December 31, 2011	2,064,534	$38.83	2.7	$3,809

Exercisable at December 31, 2011	1,779,218	$39.93	2.3	$3,558

Vested or expected to vest at December 31, 2011	2,058,850	$38.85

(1)	Represents the weighted average contractual remaining life in years.
(2)	Aggregate intrinsic value represents the total pretax intrinsic value (i.e., the difference between the Company's average of the high and low stock price at year end and the option exercise price, multiplied by the number of shares) that would have been received by the option holders if they had exercised their options on the last day of the year. Options with exercise prices above the year end stock price are excluded from the calculation of intrinsic value. This amount will change based on the fair market value of the Company's stock.

The weighted average per share grant date fair value of options granted during the years ended December 31, 2011, 2010 and 2009 was $15.84, $15.83 and $8.55, respectively. The aggregate intrinsic value of options exercised during the years ended December 31, 2011, 2010 and 2009, was $1.2 million, $3.2 million and $2.6 million, respectively.

Cash received from option exercises under the Plans for the years ended December 31, 2011, 2010 and 2009 was $1.5 million, $2.4 million and $2.5 million, respectively. The actual tax benefit realized for the tax deductions from option exercises totaled $468,000, $1.2 million and $1.0 million for 2011, 2010 and 2009, respectively.

A summary of the Plans' restricted share and performance-vested stock award activity for the years ended December 31, 2011, 2010 and 2009 is as follows:

	2011		2010		2009
Restricted Shares	Common Shares	Weighted Average Grant-Date Fair Value	Common Shares	Weighted Average Grant-Date Fair Value	Common Shares	Weighted Average Grant-Date Fair Value
Outstanding at January 1	299,040	$39.44	208,430	$43.24	262,997	$44.09
Granted	98,394	32.85	149,656	35.20	28,550	24.22
Vested and issued	(56,641)	35.17	(58,411)	42.21	(81,492)	39.84
Forfeited	(4,084)	34.73	(635)	34.74	(1,625)	30.56

Outstanding at end of year	336,709	$38.29	299,040	$39.44	208,430	$43.24

Vested, but not issuable at end of year	85,000	$51.88	85,000	$51.88	—	$—

Performance Shares
Outstanding at January 1	—
Granted	100,993	$33.25
Vested and issued	—
Net decrease due to estimated performance	(28,062)	33.25
Forfeited	(773)	33.28

Outstanding at end of year	72,158	$33.25

The number of performance shares granted is reflected in the above table at the target performance level. The actual performance-based award payouts will vary based on the achievement of the pre-established targets and can range from 0% to 200% of the target award.

The actual tax benefit realized upon the vesting of restricted shares is based on the fair value of the shares on the vesting date and the estimated tax benefit of the awards is based on fair value of the awards on the grant date. The actual tax benefit realized upon the vesting of restricted shares in 2011, 2010 and 2009 was $72,000, $28,000 and $754,000, respectively, less than the estimated tax benefit for those shares. These differences in actual and estimated tax benefits were recorded directly to shareholders' equity.

Beginning in the third quarter of 2009 through January 2011, the Company paid a portion of the base pay of certain executives in shares of the Company's stock. The number of shares granted as of each payroll date was based on the compensation earned during the period and the average of the high and low price of the Company's common stock on the last day of the payroll period. In 2011, 446 shares were granted and issued at an average price of $32.59, and in 2010, 5,279 shares were granted and issued at an average price of $33.15. Shares granted under this arrangement are granted under the 2007 Plan.

As of December 31, 2011, there was $10.6 million of total unrecognized compensation cost related to non-vested share based arrangements under the Plans. That cost is expected to be recognized over a weighted average period of approximately two years. The total fair value of shares vested during the years ended December 31, 2011, 2010 and 2009 was $4.1 million, $9.5 million and

$6.9 million, respectively.

The Company issues new shares to satisfy its obligation to issue shares granted pursuant to the Plans.

Cash Incentive and Retention Plan

In April 2008, the Company approved a Cash Incentive and Retention Plan ("CIRP") which allows the Company to provide cash compensation to the Company's and its subsidiaries' officers and employees. The CIRP is administered by the Compensation Committee of the Board of Directors. The CIRP generally provides for the grants of cash awards, as determined by the Compensation Committee, which may be earned pursuant to the achievement of performance criteria established by the Committee and/or continued employment. The performance criteria, if any, established by the Committee must relate to one or more of the criteria specified in the CIRP, which includes: earnings, earnings growth, revenues, stock price, return on assets, return on equity, improvement of financial ratings, achievement of balance sheet or income statement objectives and expenses. These criteria may relate to the Company, a particular line of business or a specific subsidiary of the Company. The Company's expense related to the CIRP was approximately

$295,000, $368,000 and $275,000 in 2011, 2010 and 2009, respectively.

Other Employee Benefits

Wintrust and its subsidiaries also provide 401(k) Retirement Savings Plans ("401(k) Plans"). The 401(k) Plans cover all employees meeting certain eligibility requirements. Contributions by employees are made through salary deferrals at their direction, subject to certain Plan and statutory limitations. Employer contributions to the 401(k) Plans are made at the employer's discretion. Generally, participants completing 501 hours of service are eligible to share in an allocation of employer contributions. The Company's expense for the employer contributions to the 401(k) Plans was approximately $4.0 million in 2011, $3.6 million in 2010, and $3.2 million in 2009.

The Wintrust Financial Corporation Employee Stock Purchase Plan ("SPP") is designed to encourage greater stock ownership among employees, thereby enhancing employee commitment to the Company. The SPP gives eligible employees the right to accumulate funds over an offering period to purchase shares of common stock. All shares offered under the SPP will be either newly issued shares of the Company or shares issued from treasury, if any. In accordance with the SPP, the purchase price of the shares of common stock may not be lower than the lesser of 85% of the fair market value per share of the common stock on the first day of the offering period or 85% of the fair market value per share of the common stock on the last date for the offering period. The Company's Board of Directors authorized a purchase price calculation at 90% of fair market value for each of the offering periods. During 2011, 2010 and 2009, a total of 71,077 shares, 53,909 shares and 119,341 shares, respectively, were earned by participants and approximately $300,000, $274,000 and $963,000, respectively, was recognized as compensation expense. The current offering period concludes on March 31, 2012. The Company plans to continue to periodically offer common stock through this SPP subsequent to March 31, 2012. At December 31, 2011, 87,353 shares were available for future grants under the SPP.

The Company does not currently offer other postretirement benefits such as health care or other pension plans.

Directors Deferred Fee and Stock Plan

The Wintrust Financial Corporation Directors Deferred Fee and Stock Plan ("DDFS Plan") allows directors of the Company and its subsidiaries to choose to receive payment of directors' fees in either cash or common stock of the Company and to defer the receipt of the fees. The DDFS Plan is designed to encourage stock ownership by directors. All shares offered under the DDFS Plan will be either newly issued shares of the Company or shares issued from treasury. The number of shares issued is determined on a quarterly basis based on the fees earned during the quarter and the fair market value per share of the common stock on the last trading day of the preceding quarter. The shares are issued annually and the directors are entitled to dividends and voting rights upon the issuance of the shares. During 2011, 2010 and 2009, a total of 25,242 shares, 47,830 shares and 51,627 shares, respectively, were issued to directors. For those directors that elect to defer the receipt of the common stock, the Company maintains records of stock units representing an obligation to issue shares of common stock. The number of stock units equals the number of shares that would have been issued had the director not elected to defer receipt of the shares. Additional stock units are credited at the time dividends are paid, however no voting rights are associated with the stock units. The shares of common stock represented by the stock units are issued in the year specified by the directors in their participation agreements. In October 2011, the Company's Board of Directors authorized an additional 150,000 shares of common stock that may be offered under the DDFS Plan. At December 31, 2011, the Company has an obligation to issue 219,391 shares of common stock to directors and has 151,181 shares available for future grants under the DDFS Plan.